UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2013

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As disclosed previously, on July 23, 2013, Hanesbrands Inc. (the “Company”) entered into a Third Amendment to that certain Amended and Restated Credit Agreement, dated as of December 10, 2009 (as amended, the “Senior Secured Credit Facility”), among the Company, the various financial institutions and other persons from time to time party thereto (the “Lenders”), SunTrust Bank, as the documentation agent, Bank of America, N.A., Barclays Bank PLC, Branch Banking & Trust Company, HSBC Securities (USA) Inc. and PNC Bank, National Association as the co-syndication agents, the Bank of Nova Scotia, Compass Bank, Fifth Third Bank, Goldman Sachs Bank USA, Regions Bank and the Royal Bank of Scotland PLC, as the managing agents, JPMorgan Chase Bank, N.A., as the administrative agent and collateral agent (in its capacity as the administrative agent, the “Administrative Agent”), and J.P. Morgan Securities LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as the joint lead arrangers and joint bookrunners.

The Senior Secured Credit Facility is guaranteed by substantially all of the Company’s existing and future direct and indirect U.S. subsidiaries, with certain customary or agreed-upon exceptions for certain subsidiaries. The Company and each of the guarantors under the Senior Secured Credit Facility have granted the lenders under the Senior Secured Credit Facility a first priority (subject to certain customary exceptions) lien and security interest in the following:

•
The equity interests of substantially all of the Company’s direct and indirect U.S. subsidiaries (subject to certain customary exceptions) and 65% of the voting securities of certain first tier foreign subsidiaries; and

•
Substantially all present and future property and assets, real and personal, tangible and intangible, of the Company and each guarantor, subject to certain exceptions, and all proceeds and products of such property and assets.

On October 7, 2013, pursuant to an Agreement and Plan of Merger, dated as of July 23, 2013 (the “Merger Agreement”), by and among the Company, General Merger Sub Inc. (“Sub”) and Maidenform Brands, Inc. (“Maidenform”), Sub merged with and into Maidenform (the “Merger”), with Maidenform surviving the Merger as a wholly-owned subsidiary of the Company. The Company borrowed approximately $587 million under the Senior Secured Credit Facility to finance the purchase price of the acquisition of Maidenform and pay fees and expenses incurred in connection therewith.

The foregoing description of the material terms of the Senior Secured Credit Facility, as amended is qualified in its entirety by reference to the Senior Secured Credit Facility, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2013, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On October 7, 2013, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

On October 7, 2013, the Company completed its previously announced acquisition of Maidenform. Pursuant to the Merger Agreement, Sub merged with and into Maidenform, with Maidenform surviving the Merger as a wholly-owned subsidiary of the Company. At the effective time of the Merger:

•
each share of Maidenform common stock (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than any dissenting shares, treasury shares or shares held by Maidenform, the Company or Sub and their respective wholly-owned subsidiaries) was cancelled and retired and converted into the right to receive $23.50 in cash, without interest (the “Merger Consideration”);

•
each outstanding option to purchase shares of Common Stock and each stock appreciation right which represented the right to receive a payment in cash or shares of Common Stock (collectively, “Option Awards”), whether or not vested or exercisable, was canceled in exchange for the right to receive a cash payment equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable per share exercise price of such Option Award and (ii) the number of shares of Common Stock underlying such Option Award (assuming full vesting of the Option Award) had such holder exercised the Option Award in full immediately prior to the effective time of the Merger; and

•
each share of restricted stock and each restricted stock unit granted by Maidenform (collectively, “Restricted Shares”), whether settled in cash or stock, and whether or not vested, was canceled in exchange for the right to receive a cash payment equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock subject to such Restricted Share immediately prior to the effective time of the Merger (with all Restricted Shares that were subject to performance conditions being deemed to have been earned at target).

The aggregate value of consideration paid in connection with the Merger was approximately $583 million, which the Company funded with existing cash on hand and borrowings under the Senior Secured Credit Facility.
In connection with the Merger, on October 7, 2013, Maidenform and its existing direct and indirect U.S. subsidiaries agreed to guarantee the obligations of the Company under the Senior Secured Credit Facility and granted the lenders under the Senior Secured Credit Facility a first priority (subject to certain customary exceptions) lien and security interest in their assets as described above.

Also in connection with the Merger, on October 7, 2013, Maidenform and its existing direct and indirect U.S. subsidiaries agreed to guarantee the obligations of the Company under its 8.000% Senior Notes due 2016 and its 6.375% Senior Notes due 2020.
The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2013, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 2.1
Agreement and Plan of Merger, dated as of July 23, 2013, by and among Hanesbrands Inc., General Merger Sub Inc. and Maidenform Brands, Inc (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on July 24, 2013)

Exhibit 99.1	Press release dated October 7, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2013	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibits

Exhibit 2.1
Agreement and Plan of Merger, dated as of July 23, 2013, by and among Hanesbrands Inc., General Merger Sub Inc. and Maidenform Brands, Inc (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on July 24, 2013)

Exhibit 99.1	Press release dated October 7, 2013